WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

November 15, 2002

`AUTHORIZATION OF 3.761% SENIOR NOTES, DUE 2007

           WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $20,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-97197 (the "Shelf");

          WHEREAS, the Corporation has issued and sold pursuant to or allocated under the Shelf $6,500,000,000 of its Debt Securities leaving an additional $13,500,000,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the Shelf;

          WHEREAS, by resolutions (the "Resolutions") adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on July 24, 2002, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

          WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of five-year senior notes, initially in the estimated principal amount of $145,000,000, is advisable and in the best interests of the Corporation; and

          WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Senior Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of September 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001 (the "Senior Indenture"), the issue and sale by the Corporation of a series of its senior indebtedness, initially in the aggregate principal amount of $145,000,000, is hereby authorized and approved, which series of senior notes is designated "3.761% Senior Notes, due 2007" (the "Senior Notes"), and shall be subject to the terms and entitled to the benefits of the Senior Indenture;

        RESOLVED FURTHER, that the Senior Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

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       RESOLVED FURTHER, that the amount of this series of Senior Notes shall initially be set at $145,000,000, but may be (a) decreased at or prior to closing by delivery of an officers certificate signed by an Authorized Officer or (b) increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

      RESOLVED FURTHER, that the Senior Notes shall bear interest at the rate of 3.761% per annum, which interest shall accrue from November 20, 2002, and be payable semi-annually on May 30 and November 30, commencing May 30, 2003; and the record date for the interest payable shall be the close of business on the May 15 or November 15 next preceding each interest payment date;

       RESOLVED FURTHER, that the maturity date of the Senior Notes shall be November 30, 2007;

       RESOLVED FURTHER, that the initial series of Senior Notes shall be sold to Core Investment Grade Bond Trust I through Core Bond Products, LLC, as depositor, through Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc. (collectively, the "Placement Agents"), on a best efforts basis pursuant to the terms of the Placement Agency Agreement dated as of November 15, 2002 between the Corporation and the Placement Agents (the "Placement Agency Agreement");

       RESOLVED FURTHER, that the Senior Notes shall be delivered to the Placement Agents for the account of the purchaser on November 20, 2002, at a price at least equal to 100% of the principal amount thereof, and that the Company shall pay the Placement Agents a commission equal to 0.30% of the principal amount of the Senior Notes delivered to the purchaser;

      RESOLVED FURTHER, that the Senior Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Placement Agents, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about November 20, 2002 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Placement Agency Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Senior Notes and to the indemnification of and contribution to the Placement Agents, and such Placement Agency Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

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       RESOLVED FURTHER, that, with respect to the Senior Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York, or Charlotte, North Carolina, and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

       RESOLVED FURTHER, that the Senior Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Senior Indenture;

       RESOLVED FURTHER, that the Senior Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Senior Notes, cease to be such an officer prior to the issuance of such Senior Notes, the Senior Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Corporation, James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, Mary Wright Rantala, Vice President of the Corporation, Rachel R. Cummings, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

       RESOLVED FURTHER, that pursuant to the provisions of the Senior Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Senior Notes, upon execution thereof, to be delivered to the Senior Trustee under the Senior Indenture, or to any agent designated by the Senior Trustee, for authentication and delivery by it and to deliver to the Senior Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Senior Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Senior Notes;

       RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Senior Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Senior Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Senior Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Senior Indenture, as the office or agency of the Corporation where the Senior Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Senior Trustee under the Senior Indenture in connection with such duties;

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       RESOLVED FURTHER, that whenever the Senior Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

       RESOLVED FURTHER, that the Senior Notes may be redeemed at the option of the Corporation in whole, or in part, at any time or from time to time, on giving not less than 30 nor more than 60 days' notice to the Senior Trustee and the holders of the Senior Notes;

       RESOLVED FURTHER, that the Senior Notes so redeemed will be redeemed at a price equal to the "Make-whole Price;"

       RESOLVED FURTHER, that the term "Make-whole Price" means for any Senior Notes as of any redemption date an amount equal to the greater of:

    100% of the principal amount of the Senior Notes; or

    the amount determined by the designated dealer to be the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate;
plus in each case, accrued and unpaid interest on the Senior Notes to the redemption date.

       In such determination, the terms used shall have the following meanings:

       "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date plus 12.5 basis points.

       "Comparable Treasury Issue" means the United States Treasury security selected by the designated dealer as having a maturity comparable to the remaining term of the Senior Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

       "Comparable Treasury Price" means, with respect to any redemption date: (1) the average of three or more available Reference Treasury Dealer Quotations for such date (which must include quotations from those Placement Agents that are, or whose successors are, Reference Treasury Dealers at such date), after excluding the highest and the lowest such Reference Treasury Dealer Quotations, or (2) if fewer than three such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations.

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      "Reference Treasury Dealer" means any entity that is a primary U.S. Government securities dealer in New York City.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

       The Trustee will select one of the Placement Agents as the designated dealer to determine the Make-whole Price. Absent manifest error, all of that entity's determinations will be binding on the Placement Agents as well as the Corporation without any liability on the part of the designated dealer.

      RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Senior Notes, and to adjust the amount of issued and outstanding Senior Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Senior Notes; the selection of one or more placement agents and the negotiation, execution and delivery of an appropriate Placement Agency Agreement; the preparation of a global prospectus supplement, as well as any amendments or supplements to such global prospectus supplement for the Senior Notes; and the execution and delivery of necessary closing documents; and

      RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

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